Exhibit 99.1

CVB Financial Corp. December 2012

Certain matters set forth herein (including the exhibits hereto) constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to the Company’s current business plans and expectations regarding future operating results. These forward-looking statements are subject to risks and uncertainties that could cause actual results, performance or achievements to differ materially from those projected. These risks and uncertainties include, but are not limited to, local, regional, national and international economic conditions and events and the impact they may have on us and our customers; ability to attract deposits and other sources of liquidity; oversupply of inventory and continued deterioration in values of real estate in California and other states where our bank makes loans, both residential and commercial; a prolonged slowdown in construction activity; changes in the financial performance and/or condition of our borrowers; changes in the level of non-performing assets and charge-offs; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, business and consumer credit, securities, executive compensation and insurance) with which we and our subsidiaries must comply; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; inflation, interest rate, securities market and monetary fluctuations; the availability and effectiveness of hedging instruments and strategies; political instability; acts of war or terrorism, or natural disasters, such as earthquakes, or the effects of pandemic flu; the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowing and savings habits; technological changes; threats to the stability and security of our technology hardware and software, and to the stability and security of any related vendor or customer hardware and software; the ability to increase market share and control expenses; changes in the competitive environment among financial and bank holding companies and other financial service providers; continued volatility in the credit and equity markets and its effects on the general economy; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, management, compensation and benefit plans; the costs and effects of legal and regulatory developments including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; our success at managing the risks involved in the foregoing items and other factors set forth in the Company’s public reports including its Annual Report on Form 10-K for the year ended December 31, 2011, and particularly the discussion of risk factors within that document. The Company does not undertake, and specifically disclaims any obligation to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Safe Harbor

3 Total Assets: $6.3 Billion Gross Loans: $3.5 Billion Total Deposits (Including Repos): $5.2 Billion Total Equity: $754 Million Source: Q3 2012 earnings release & company filings. *non-covered loans Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. Serves 40 cities with 41 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Average Cost of Deposits = 0.12% Significant equity ownership board of directors: approximately 15% CVB Financial Corp. (CVBF)

4 Experienced Leadership Name Position Banking Experience CVBF Service Christopher D. Myers President & CEO 28 Years 6 Years Richard C. Thomas Executive Vice President Chief Financial Officer 3 Years 2 Years James F. Dowd Executive Vice President Chief Credit Officer 35 Years 4 Years David C. Harvey Executive Vice President Chief Operations Officer 23 Years 3 Years David A. Brager Executive Vice President Sales Division 24 Years 9 Years R. Daniel Banis Executive Vice President CitizensTrust 30 Years New Yamynn DeAngelis Executive Vice President Chief Risk Officer 33 Years 25 Years Richard Wohl Executive Vice PresidentGeneral Counsel 24 Years 1 Year

5 Board of Directors Name CVBF Experience Age Ronald Kruse—Chairman 38 Years 73 Linn Wiley – Vice Chairman 21 Years 74 George Borba Jr. New 45 Steve Del Guercio New 51 Robert Jacoby 7 Years 71 Ray O’Brien New 55 San Vaccaro 13 Years 79 Chris Myers – CEO 6 Years 50

Who is… CVB Financial Corp.?

7 Largest Banks Headquartered in California Rank Name Asset Size (9/30/12) 1 Wells Fargo $1,374,715 2 Union Bank $88,185 3 Bank of the West $63,037 4 First Republic Bank $32,576 5 City National Bank $26,252 6 OneWest Bank $25,827 7 East West Bank $21,813 8 SVB Financial $21,577 9 Cathay Bank $10,605 10 CVB Financial Corp $6,321 11 Pacific Capital Bank $5,991 12 Pacific Western Bank $5,539 13 BBCN $5,332 14 Farmers & Merchants of Long Beach $4,872 15 Westamerica Bank $4,860 In millions Source: SNL Financial

Bank Accomplishments & Ratings 142 Consecutive Quarters of Profitability 93 Consecutive Quarters of Cash Dividends #6 Rated Bank: BankDirector Magazine Bank Performance Scorecard (July 2012) BauerFinancial Report Five Star Rating (September 2012) Fitch Rating BBB (October 2012)

Our Markets

Existing Locations 10 41 Business Financial Centers 5 Commercial Banking Centers

Deposits* Deposits* *Includes Customer Repurchase Agreements; Balance as of balance sheet date Average Cost of Deposits (year to date) 0.23% 0.15%

Non-Interest Bearing Deposits Non-Interest Bearing Deposits (000’s)

Deposit Cost Comparison 13 Source: Q3 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion. (CHART)

Service Charge Income* Service Charge Income* 14 *Includes Customer Repurchase Agreements Average Cost of Deposits (Year to Date) 0.23% 0.15%

Total Loans* as of 9/30/2012 as of 9/30/2012 as of 9/30/2012 *Prior to MTM discount and loan loss reserve (Includes loans Held for Sale)

(CHART) Total Non-Covered Loans (000’s)

(CHART) 17 Source: Q3 2012 earnings release & company reports | *Non-covered loans Loan Portfolio Composition* Total Loans by Type Commercial RE Non-Owner Occupied 40.3% Consumer 1.4% SFR Mortgage 4.9% Municipal Lease Finance Receivables 3.4% Auto & Equipment 0.4% Dairy, Livestock & Agribusiness 9.2% Commercial & Industrial 16.3% Construction RE 2.2% Commercial RE Owner Occupied 21.9%

Total Covered Loans (000’s) (CHART) Net of Discount $184 million $28.6 million Includes Loans Held for Sale

Non-Performing Assets Non-Covered Non-Covered Non-Covered 19 (000’s)

Loan Loss Allowance/ Charge-Offs —Non-Covered— (CHART)

Classified Loans Non-Covered Non-Covered Non-Covered 21 (000’s)

CVBF’s strong loan underwriting culture has limited its exposure to problem credits Continued profitability has allowed CVB to build its capital base and reserves for loan losses. Superior Credit Quality Texas Ratio NPA’s/Loans & OREO (CHART) (CHART) Source: Q3 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion. Non-Covered

Profits

(CHART) Net Income (000’s) Net Income After Taxes $20.6 million FHLB prepayment charge

Earnings Earnings 25 (000’s)

Net Interest Margin Net Interest Margin 26 *Normalized excludes accelerated accretion on covered loans Normalized*

Expenses

Expenses Expenses 28 *Includes $20.6 million FHLB prepayment charge

Capital

Capital Ratios Capital Ratios 30 * CVB Financial Corp.—Consolidated

(CHART) 31 Source: Q3 2012 earnings release & other company filings, SNL Financial—peers represent public CA , AZ, HI, NV, OR & WA banks with assets $2—$25 billion Peer Capital Metrics Tier 1 Capital Ratio Total Risk – Based Capital Ratio Tangible Common Equity/Tangible Assets (CHART) (CHART)

Securities/Investments

(CHART) Source: Q3 2012 earnings release. As of 09/30/2012 securities held-to-maturity were valued at approximately $2.1million | Yield on securities represents the fully taxable equivalent *Securities Available For Sale Securities portfolio totaled $2.3 billion at 9/30/2012. The portfolio represents 35.7% of the Bank’s total assets Virtually all of the Bank’s mortgage-backed securities were issued by Freddie Mac or Fannie Mae which have the implied guarantee of the U.S. government. 99% of the Bank’s municipal portfolio contains securities which have an underlying rating of investment grade. California municipals represent only 4% of the municipal bond portfolio Government Agency & GSEs 4.16% MBS 38.52% CMO 28.78% Municipal Bonds 28.32% Yield on securities portfolio = 2.69% for the 3rd Quarter 2012 Securities Portfolio* —$2.3 Billion— Trust Preferred 0.22%

(CHART) Securities Portfolio* $2.3 Billion Mark-to-Market (Pre-tax) (000’s) *Securities Available For Sale $83,561 MBS & CMO’s $36,742 Municipal Bonds $46,561 Other Securities $258

CVBF Assets 35 *Includes overnight funds held at the Federal Reserve, Interest earning—due from Correspondent Banks, other short-term money market accounts or certificates of deposit 9/30/12 $6.3 Billion (CHART) 12/31/06 $6.1 Billion Securities Fed Balance* Goodwill & Intangibles Other Loans 2.4%

CVBF Liabilities 12/31/06 $5.7 Billion 9/30/12 $5.6 Billion (CHART) TOTAL DEPOSITS* Jr. Subordinated Debentures Other Liabilities BORROWINGS (CHART) Jr. Subordinated Debentures BORROWINGS TOTAL DEPOSITS* Other Liabilities *Includes Customer Repurchase Agreements

Our Growth Strategy

Our Vision Citizens Business Bank will strive to become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. 38

Target Customer 39 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Three Areas of Growth 40 (CHART) Acquisitions —Banks— —Trust—

Acquisition Strategy Target size: $200 million to $2 billion in assets Financial & Strategic In-market and/or adjacent geographic market (California only) —Banks— —Trust/Investment— Target size: AUM of $200 million to $1 billion In California —Banking Teams— In- market & ‘new’ markets

Our ‘Critical Few’ Quality Loan Growth Non-Interest Bearing Deposit Growth Non-Interest Income Growth Expense Control Grow Through Acquisition

Our Strategic Focus 43 Strong Capital position Strong, disciplined credit underwriting/credit culture Build low-cost, sustainable deposits Multiple forms of growth (don’t depend on one) Same Store Sales DeNovo Acquisitions Cross-sell: capture the whole wallet Drive expense efficiency Long-term outlook

Copy of Presentation: www.cbbank.com